UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ) Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐ Check the appropriate box:   ☐ Preliminary Proxy Statement   ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))   ☐ Definitive Proxy Statement   ☒ Definitive Additional Materials   ☐ Soliciting Material pursuant to §240.14a-12 XCEL ENERGY INC. (Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):   ☒ No fee required.   ☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11. (1) Title of each class of securities to which transaction applies:   (2) Aggregate number of securities to which transaction applies:   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):   (4) Proposed maximum aggregate value of transaction:   (5) Total fee paid:     ☐ Fee paid previously with preliminary materials.   ☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing. (1) Amount Previously Paid:   (2) Form, Schedule or Registration Statement No.:   (3) Filing Party:   (4) Date Filed:   Vote *** 9805-Z7698

Your Vote Counts! XCEL ENERGY INC. 414 NICOLLET MALL MINNEAPOLIS, MN 55401 ATTN: INVESTOR RELATIONS XCEL ENERGY INC. 2021 Annual Meeting Vote by May 18, 2021 11:59 PM ET You invested in XCEL ENERGY INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 19, 2021. Get informed before you vote View the Annual Report and Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by request prior to May 5, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* May 19, 2021 11:00 a.m. CT Virtually at: www.virtualshareholdermeeting.com/XEL2021 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1 For complete information and to vote, visit www.ProxyVote.com Control # D47752-P47728

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This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Proposals	Board Recommends
1. Election of Directors **Nominees:**	
1a. Lynn Casey	For
1b. Ben Fowke	For
1c. Robert Frenzel	For
1d. Netha Johnson	For
1e. Patricia Kampling	For
1f. George Kehl	For
1g. Richard O'Brien	For
1h. Charles Pardee	For
1i. Christopher Policinski	For
1j. James Prokopanko	For
1k. David Westerlund	For
1l. Kim Williams	For
1m. Timothy Wolf	For
1n. Daniel Yohannes	For
2. Company proposal to approve, on an advisory basis, executive compensation	For
3. Company proposal to ratify the appointment of Deloitte & Touche LLP as Xcel Energy Inc.'s independent registered public accounting firm for 2021	For
4. Shareholder proposal regarding a report on the costs and benefits of Xcel Energy's voluntary climate-related activities	Against

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